UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 26, 2015

NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

21575 Ridgetop Circle Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant's telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On March 26, 2015, Neustar issued a press release affirming its earnings guidance for the first six months of 2015 regarding revenue, adjusted net income and adjusted net income per share. A copy of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
As set forth in the press release, Neustar will conduct an investor conference call to discuss the Federal Communication Commission’s (“FCC”) action, described in item 8.01 below, and Neustar’s business outlook for the first six months of 2015 today at 5:30 p.m. (Eastern Time). A replay of this call will be available to all those who cannot listen to the live broadcast.
The information in this report on Form 8-K under Item 7.01, including the section in Exhibit 99.1 entitled “Business Outlook for 2015” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
Local Number Portability Administrator Selection Process
On March 26, 2015, the FCC ruled that the North American Portability Management LLC could initiate contract negotiations with Telcordia, a wholly owned subsidiary of Ericsson, to serve as the next the Local Number Portability Administrator.
A copy of Neustar’s press release regarding this action by the FCC is attached to this Current Report as Exhibit 99.1.
Share Repurchase Program
On March 26, 2015, Neustar announced that its Board of Directors had authorized the purchase of up to $150 million of its Class A common stock through March 25, 2016. A copy of the press release announcing the share repurchase program is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Neustar, dated March 26, 2015, announcing update on local number portability administrator selection process and affirming guidance.
99.2	Press Release of Neustar, dated March 26, 2015, announcing share repurchase program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuStar, Inc.

Date:	March 26, 2015	By:	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Neustar, dated March 26, 2015, announcing update on local number portability administrator selection process and affirming guidance.
99.2	Press Release of Neustar, dated March 26, 2015, announcing share repurchase program.